CONCORDE LOGO HERE




                           CONCORDE GAMING CORPORATION


Dear Stockholder:

         On behalf of the Board of Directors, I invite you to attend the Annual Meeting of Shareholders of Concorde Gaming Corporation (the "Company") to be held on February 8, 2000 at 10:00 a.m. local time, at the Radisson Hotel, 445 Mt. Rushmore Road, Rapid City, South Dakota.

         At the meeting you are being asked (i) to elect directors, (ii) to approve the 2000 Employee Stock Purchase Plan, and (iii) to ratify the Board of Directors' selection of McGladrey Pullen LLP as the Company's independent auditors for the year ending September 30, 1999.

         You are urged to vote your Proxy even if you currently plan to attend the Annual Meeting. Please remember to sign and date the Proxy card; otherwise, it is invalid. Returning your Proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

         This has been an eventful year for our Company. At the meeting, we will review the Company's activities over the past year and its plans for the future. An opportunity will be provided for questions by stockholders.
I hope you will be able to join us.

                                        Sincerely,


                                        /s/ Jerry L. Baum
                                        -----------------
                                        Jerry L. Baum
                                        Chief Executive Officer

February 18, 2000

                           CONCORDE GAMING CORPORATION
                                3290 Lien Street
                         Rapid City, South Dakota 57702

           ----------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held February 8, 2000
           ----------------------------------------------------------



To the Shareholders of Concorde Gaming Corporation

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Meeting") of Concorde Gaming Corporation (the "Company") will be held at the Radisson Hotel, 445 Mt. Rushmore Road, Rapid City, South Dakota, on February 8, 2000, at 10:00 a.m. local time. At the Meeting, shareholders will be asked to vote on the following proposals:

         1.       To elect three directors.

         2.       To approve the Company's 2000 Employee Stock Purchase Plan.

         3. To ratify the Board of Directors' selection of McGladrey Pullen LLP as the Company's independent auditors for the fiscal year ending September 30, 1999.

         Shareholders will also consider such other matters as may properly come
before  the  Meeting  and  at  any  and  all  postponements,   continuations  or
adjournments thereof.

         All holders of record of shares of the Company's $0.01 par value common stock at the close of business on January 13, 2000 are entitled to notice of and to vote at the Meeting and at any and all postponements, continuations or adjournments thereof.

         A copy of the Company's Annual Reports on Form 10-KSB for 1999 and 1998 are enclosed with this Proxy Statement.

         You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed postage-paid, self-addressed envelope provided for that purpose. Shareholders who attend the Meeting may revoke a prior proxy and vote their proxy in person as set forth in the Proxy Statement.

         The enclosed proxy is being solicited by the Board of Directors of the Company. The Board of Directors recommends that you vote in favor of the proposed items.

                                   By Order of the Board of Directors


                                   /s/ George J. Nelson
                                   --------------------
                                   George J. Nelson
                                   Secretary
Rapid City, South Dakota
Dated:  January 18, 2000

                           CONCORDE GAMING CORPORATION
                                3290 Lien Street
                         Rapid City, South Dakota 57702

                  ---------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held February 8, 2000
                    -----------------------------------------


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Concorde Gaming Corporation (the "Company") of proxies to be voted at the 1999 Annual Meeting of Shareholders of the Company to be held at the Radisson Hotel, 445 Mt. Rushmore Road, Rapid City, South Dakota, on February 8, 2000, at 10:00 a.m. local time, and at any and all postponements, continuations or adjournments thereof (collectively, the "Meeting"). This Proxy Statement, the accompanying form of Proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's shareholders on or about January 18, 2000.

         All shares of the Company's $0.01 par value common stock (the "Shares") represented by properly executed Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name, and must be received prior to the Meeting to be effective.

                                     VOTING

         Only holders of record of Shares at the close of business on January 13, 2000 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date, there were 24,020,402 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the shareholders at the Meeting. The presence, in person or by Proxy, of holders of one-third of the Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting. An affirmative vote of a majority of the votes cast at the meeting is required to approve each of the proposals being presented to the shareholders for their approval at the Meeting.

         Votes cast by proxy will be tabulated by an automated system administered by the Company's transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Meeting. Abstentions and broker non-votes are each included in the determination of the number of Shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The current bylaws of the Company (the "Bylaws") provide that the number of directors of the Company shall not be less than three. As provided in the Bylaws, the Board has currently set the total number of directors at three.

         The Board has nominated Mr. Brustuen "Bruce" H. Lien, Mrs. Deanna B. Lien and Mr. Jerry L. Baum for election as directors to serve for a term expiring at the 2000 Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the director nominees are presently serving as directors of the Company, and were elected at the Company's 1997 Annual Meeting of Shareholders. Each of the nominees has consented to be a nominee and to serve as a director if re-elected and it is intended that the Shares represented by properly executed Proxies will be voted for the election of the nominees except where authority to so vote is withheld. The Board has no reason to believe that any of the nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote for such substituted nominee or nominees, if any, as such persons shall determine in his or her discretion. The affirmative vote of a plurality of the Shares present or represented and entitled to vote at the Meeting is necessary to elect each director nominee.

         The Board recommends a vote "for" the proposal to elect Mr. Brustuen "Bruce" H. Lien, Mrs. Deanna B. Lien and Mr. Jerry L. Baum as directors of the Company.

         Information is set forth below regarding the nominees, including the name and age of each director nominee, his or her principal occupation and business experience during the past five years, and the commencement of his or her term as a director of the Company.

                                        Principal Occupation or Employment During         Director
Name and Age                            the Past Five Years; Other Directorships            Since
------------                            ----------------------------------------          --------
Brustuen "Bruce" H. Lien(1)(2)(3)       Chairman of the Board of Directors since            1990
     (72)                               August 10,1990. Chief Executive Officer
                                        of the Company from April 10, 1995 to
                                        March 17, 1997. President and Chief
                                        Executive Officer of the Company from
                                        October 16, 1991 through  June 5, 1993.
                                        Chairman of the Board of Browning
                                        Resources  U.S., Inc. since 1987.
                                        Chairman of the Board of BHL Capital
                                        Corporation, a private investment company,
                                        since 1996. Chairman of the Board of
                                        Directors of Pete Lien & Sons, Inc. since 1966.

                                       2

Jerry L. Baum(2)                        Chief Executive Officer since March 17, 1997,       1995
     (50)                               President since June 1995 and Chief Operating
                                        Officer since April 1995.  From  October 1,
                                        1993 to  February  1995,  Mr.  Baum served
                                        as Project Director for Bruce H. Lien
                                        Company where he was the director of the
                                        4 Bears  Casino & Lodge.  From March to
                                        October  1993,  Mr.  Baum was manager of
                                        operations at the Royal River Casino, a
                                        Class III Indian gaming casino owned by
                                        the  Frandreau Santee  Tribe.  Prior to
                                        1991,  Mr. Baum was Director of Criminal
                                        Investigation for the State of South Dakota.

Deanna B. Lien(1)(2)(3)                 Vice President and Secretary of Diggers Auto        1990
     (56)                               Salvage, Inc. since 1986.  Vice President
                                        and Treasurer of the Company from August 10,
                                        1990 to June 29, 1993.
---------------

(1)  Member of the Compensation Committee.
(2)  Member of the Executive Committee.
(3)  Member of the Stock Option Committee.

         At each Annual Meeting of Shareholders, each director is elected to hold office for a one year term expiring at the next succeeding annual meeting or until their successor is duly elected and qualified. Two of the directors, Brustuen "Bruce" H. Lien and Deanna B. Lien are husband and wife. None of the other directors or officers of the Company has any family relationship to any other director or officer.

Board and Committee Meetings

         The Board acted by unanimous written consent on two (2) occasions and no Board meetings were held during the fiscal year ended September 30, 1999 (the "1999 Fiscal Year"). The Board acted by unanimous written consent on seven (7) occasions during the September 30, 1998 (the "1998 Fiscal Year"). No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he or she served during the 1999 Fiscal Year or 1998 Fiscal Year.

         Stock Option Committee. The Board has a Stock Option Committee and during the 1999 and 1998 Fiscal Years its members were Mr. Lien and Mrs. Lien. The Stock Option Committee administers and interprets the Company's 1992 Performance Stock Option Plan (the "Plan") and has authority to determine which persons shall be granted options under the Plan and the terms and conditions of the stock option grants. The Stock Option Committee did not meet during the 1999 or 1998 Fiscal Years.

         Compensation Committee. The Board has a Compensation Committee and during the 1999 and 1998 Fiscal Years its members were Mr. Lien and Mrs. Lien. The Compensation Committee performs the following duties: (i) considering and making recommendations to the Board and the officers of the Company with respect to the overall compensation policies of the Company; (ii) approving the compensation payable to all officers of the Company; (iii) reviewing proposed compensation of executives; and (iv) advising the Board as and when appropriate with respect to all of the foregoing. The Compensation Committee met twice during the 1999 Fiscal Year and once during the 1998 Fiscal Year.

         Executive Committee. The Board has an Executive Committee and during the 1999 and 1998 Fiscal Years its members were Mr. Lien, Mr. Baum and Mrs. Lien. The Executive Committee has the authority to conduct the business and affairs of the Company, except where action of the entire Board is specified by statute. The Executive Committee did not meet during the 1999 or 1998 Fiscal Years.

         The Board does not presently have a separate nominating or audit committee, the functions of which are performed by the Board as a whole.

Executive Officers

         Information is set forth below regarding the executive officers of the Company, including the name and age of each executive officer, his principal occupation and business experience during the last five years and the date each first became an executive officer of the Company.

                                                             Principal Occupation or Employment
Name                              Age                            During the Past Five Years
----                              ---                            --------------------------
Brustuen "Bruce" H. Lien          72     Chairman of the Board of Directors since August 10, 1990.
                                         Chief Executive  Officer of the Company  from April  10, 1995 to
                                         March 17, 1997.  President and Chief  Executive  Officer of the
                                         Company  from  October 16, 1991 through June 5, 1993.  Chairman of the Board of Browning Resources U.S., Inc. since  1987.
                                         Chairman of the Board of BHL  Capital  Corporation  since  1996.
                                         Chairman of the Board of Directors of Pete Lien & Sons, Inc. since 1966.
Jerry L. Baum                     50     Chief Executive Officer since March 17, 1997, President since June 1995 and Chief Operating Officer since April 1995.  From October 1, 1993 to
                                         February 1995, Mr. Baum served as Project Director for Bruce H. Lien
                                         Company where he was director of the 4 Bears Casino & Lodge.  From March to October 1993, Mr. Baum was manager of operations at the Royal River
                                         Casino, a Class III Indian gaming casino owned by the Frandreau Santee
                                         Tribe.  Prior to 1991, Mr. Baum was Director of Criminal Investigation
                                         for the State of South Dakota.
Robert F. Drew                    46     Director of Finance since January 1999.  General Manager of Karns Machine from September 1996 to December 1998.  Owner of HyQuest Business Network
                                         Associates, L.L.C. from June 1994 to August 1996.  Vice President of MCS
                                         Group, Inc. from July 1986 to May 1994.
George J. Nelson                  38     Vice President and Corporate Counsel since September 1993 and Secretary since September 1995.  General Manager of First Gold, Inc. from March 1,
                                         1990 to August 31, 1993.

         Officers serve at the discretion of the Board and are elected at the first meeting of the Board after each Annual Meeting of Shareholders.

                             EXECUTIVE COMPENSATION


         The following table sets forth information concerning compensation paid by the Company to the Chief Executive Officer ("CEO"). There were no other executive officers whose total annual salary and bonus exceeded $100,000 during the 1998 or 1999 Fiscal Years.

                           SUMMARY COMPENSATION TABLE

                                                                          Long-Term             All Other
                                                 Annual                  Compensation          Compensation
                                              Compensation                  Awards                 ($)
                                              ------------                  ------                 ---
                                                                          Securities
                                                                          Underlying
Name and                                                                   Options
Principal Position           Year       Salary ($)      Bonus ($)             (#)
------------------           ----       ----------      ---------        ------------       -----------------

Jerry L. Baum                1999        120,000         100,000             -0-                   -0-
Chief Executive Officer      1998        120,000           -0-              100,000                -0-
                             1997        120,000           -0-              400,000                -0-
                             1996        120,000           -0-              300,000                -0-

         The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees, such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, some benefits which are made available only to certain of the Company's officers, such as the use of a Company vehicle, are not described, as the monetary value of such benefits is believed to be below 10 percent of each of the Named Executive Officer's annual salary and bonus.

Option Grants Table

         The following table provides information relating to the grant of stock options under the Performance Stock Option Plan (the "Plan") to the executive officers whose total salary and bonus exceeded $100,000 during the 1998 Fiscal Year.

                      OPTION GRANTS IN THE 1998 FISCAL YEAR


                        (Individual Grants)


                      Number of Securities       % of Total Options
                       Underlying Options        Granted to Employees     Exercise or Base
          Name            Granted (#)              in Fiscal Year         Price ($/Share)     Expiration Date
          ----            -----------            -------------------      ---------------     ---------------
Jerry L. Baum                 100,000                  22.7%                 $0.25            September 15, 2008

         No options to purchase Common Stock were granted pursuant to the Plan during the 1999 Fiscal Year.

          AGGREGATE OPTION EXERCISES IN THE 1998 AND 1999 FISCAL YEARS
                 AND 1998 AND 1999 FISCAL YEAR-END OPTION VALUES


                                       Number of Securities              Value of Unexercised
                                      Underlying Unexercised                 In-the-Money
                                            Options at                        Options at
                                            FY-End (#)                       FY-End ($)(1)
                Name                 Exercisable/Unexercisable         Exercisable/Unexercisable
                ----                 -------------------------         -------------------------

1998        Jerry L. Baum                477,792/371,948                        $0/$0

1999        Jerry L. Baum                456,104/543,896                        $0/$0

----------

(1)  Based on the bid price of the Common Stock on September 30, 1999 and September 30, 1998.

COMPENSATION PURSUANT TO PLANS

         The Company adopted the Plan, approved by the shareholders, for the benefit of certain employees, officers and directors of the Company. The Stock Option Committee of the Board of Directors selects the optionees and determines the terms and conditions of the stock options granted pursuant to the Plan. During the 1998 Fiscal Year, options to purchase 440,000 shares of Common Stock were granted pursuant to the Plan. No options were granted pursuant to the Plan during the 1999 Fiscal Year. As of September 30, 1999, options to purchase 1,456,230 shares of Common Stock were outstanding pursuant to the Plan, 769,984 of which were vested at September 30, 1999.

COMPENSATION OF DIRECTORS

         The Company does not compensate its directors for their services as directors or pursuant to any other arrangements. The Company reimburses its directors for expenses incurred related to their services as directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies.

         Based on its review of the copies of the Section 16(a) forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                                 PROPOSAL NO. 2

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

         The Company's shareholders are asked to act upon a proposal to ratify the Board's action to adopt the Concorde Gaming Corporation 2000 Employee Stock Purchase Plan (the "Stock Purchase Plan").

         The purpose of the adoption of the Stock Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, and to thereby encourage employees to share in the ownership of the Company. If adopted, an aggregate of 2,000,000 shares of the Company's Common Stock will be reserved for issuance under the Stock Purchase Plan and available for purchase thereunder, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the Company. There will be an additional amount reserved for issuance under the Stock Purchase Plan annually, as described below in more detail.

         A general description of the principal terms of the Stock Purchase Plan is set forth below. This description is qualified in its entirety by the terms of the Stock Purchase Plan, as proposed to be adopted, which is attached to this proxy statement as Attachment 1 and is incorporated herein by reference.

General Description

         On December 20, 1999, the Board of Directors of the Company adopted the Stock Purchase Plan, subject to the approval of shareholders at the Annual Meeting. The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Stock Purchase Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Stock Purchase Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         If adopted, an aggregate of 2,000,000 shares of the Company's Common Stock will be reserved for issuance under the Stock Purchase Plan and available for purchase thereunder, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the Company. In addition, an annual increase will be made on the first trading day of each calendar year, beginning with the 2001 calendar year, equal to the lesser of (1) 1,000,000 shares, (2) two percent (2%) of the outstanding shares on such date, or (3) a lesser number of shares determined by the plan administrator, as described below.

Summary of Stock Purchase Plan

         The essential terms of the Stock Purchase Plan, as proposed to be adopted, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by reference to, all provisions of the Stock Purchase Plan, as proposed to be adopted, a copy of which is attached to this proxy statement as Attachment 1.

         Purpose. The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, and to thereby encourage such individuals to share in the ownership of the Company.

         Administration. The Stock Purchase Plan shall be administered by the Board of Directors of the Company or a committee of the Board appointed by the Board (the "Plan Administrator").

         The Plan Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Stock Purchase Plan. Every finding, decision and determination made by the Plan Administrator shall, to the fullest extent permitted by law, be final and binding upon all parties. Members of the Board receive no additional compensation for their services in connection with the administration of the Stock Purchase Plan.

         Eligibility. All full-time, non-highly compensated employees of the Company and designated subsidiaries whose customary employment is for more than five months in any calendar year and more than 20 hours per week are eligible to participate in the Stock Purchase Plan. Employees whose annual compensation is in excess of the greater of one hundred seventy-five thousand dollars ($175,000) and the amount specified in Section 414(q)(1)(B)(i) of the Code, as adjusted by the U.S. Treasury Department from time to time, are not eligible to participate. Employees subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the Stock Purchase Plan are not eligible to participate. Employees who have completed fewer than ten
(10) days of service with the Company also are not eligible to participate.

         In addition, no employee will be granted an option under the Stock Purchase Plan (i) if, immediately after the grant, such employee, taking into account stock owned by any other person whose stock would be attributed to such employee pursuant to section 424(d) of the Code, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, or (ii) which permits the employee's rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock, determined at the fair market value of the shares at the time such option is granted, for each calendar year in which such option is outstanding at any time.

         Purchase of Shares. The Stock Purchase Plan designates Offer Periods, Purchase Periods and Exercise Dates. The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 thereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping Offer Periods of twenty-four (24) months' duration commencing each January 1 and July 1 following the Effective Date (except that the initial Offer Period shall commence on the date established by the Administrator in its discretion and shall end on June 2002). Purchase Periods generally commence on the first day of each Offer Period and end on the last day of the Offer Period. However, with respect to any Offer Period, the Plan Administrator may specify shorter Purchase Periods within any Offer Period, such that the option granted on the first day of each Offer Period will be automatically exercised in successive installments on the last day of each Purchase Period ending within the Offer Period. The Exercise Dates are the last days of each Purchase Period.

         On the first day of each Offer Period, a participating employee is granted a purchase right which is a form of option to be automatically exercised on the last day of each consecutive Offer Period. When the purchase right is exercised, the employee's withheld salary is used to purchase shares of Common Stock of the Company. The price per share at which shares of Common Stock are to be purchased under the Stock Purchase Plan during any Purchase Period is the lesser of (a) eighty-five percent (85%) of the fair market value of the Common Stock on the first day of the Purchase Period or (b) eighty-five percent (85%) of the fair market value of the Common Stock on the Exercise Date (the last day of an Offer or Purchase Period, as applicable). If there is a change in the capitalization during an Offer Period due, for example, to a stock split, stock dividend or stock reclassification, the price per share on the first day of the Offer Period is proportionally increased or decreased. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the participant, if the participant withdraws from the Stock Purchase Plan.

         Payroll deductions may range from one percent (1%) to ten percent (10%) in whole percentage increments of an employee's regular base pay, exclusive of overtime, bonuses, shift-premiums or commissions. Employees may not make direct cash payments to their accounts. Further, to the extent necessary to comply with
Section 423(b)(8) of the Code, a participant's payroll deductions may be decreased to zero percent (0%) at such time during any Offer or Purchase Period if the aggregate of all payroll deductions in a prior Offer or Purchase Period which ended during that calendar year, plus all payroll deductions accumulated with respect to the current Offer or Purchase Period, equal twenty-one thousand two-hundred fifty dollars ($21,250).

         Withdrawal. A participant may withdraw all, but not less than all, of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Stock Purchase Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal, the participant's option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If a participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the participant delivers to the Company a new subscription agreement.

         Termination of Employment. Upon termination of a participant's employment relationship, the payroll deductions credited to such participant's account during the Offer Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto, and such participant's option will be automatically terminated.

         Death. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Stock Purchase Plan who is living at the time of such participant's death, the Company shall deliver shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed to the knowledge of the Company, then the Company, in its discretion, may deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Plan Administrator) of the participant, or if no spouse (or domestic partner) is known to the Plan Administrator, then to the issue of the participant, such distribution to be made by the law of descent and distribution.

         Nontransferability of Options. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or by designation to a beneficiary as provided in the Stock Purchase Plan by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offer Period as discussed above.

         Adjustments; Dissolutions; Mergers and Asset Sales. In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares under the Stock Purchase Plan and the price per share covered by each outstanding option.

         In the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation, in which the Company will not be the surviving corporation, except for a reorganization effectuated primarily to change the state in which the Company is incorporated, a reverse merger in which the Company is the surviving corporation but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the person or persons holding those securities immediately prior to the transfer, or an acquisition by any person or related group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Plan Administrator determines shall not be treated as such an event, each option under the Stock Purchase Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new exercise date or an earlier date for termination of the Offer Period (the "New Exercise Date"). If the Plan Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a sale of assets, merger or acquisition of securities as described above, the Plan Administrator shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the exercise date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offer Period.

         Amendment and Termination of the Stock Purchase Plan. The Plan Administrator may amend the Stock Purchase Plan at any time or from time to time or may terminate the Stock Purchase Plan without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the Stock Purchase Plan for which shareholder approval would be required under applicable law, as in effect at the time. However, no action by the Plan Administrator or shareholders may alter or impair any option previously granted under the Stock Purchase Plan without the consent of affected participants. Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, change the length of subsequent Offer Periods, determine whether subsequent Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S.
dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Stock Purchase Plan. In any event, the Stock Purchase Plan shall terminate ten
(10) years from the date on which the Stock Purchase Plan becomes effective.

Certain Federal Income Tax Information

         A participant who disposes of any shares received pursuant to the Stock Purchase Plan within two years after the enrollment date, which is the first day of the Offer Period during which the participant purchased such shares or within one year after the exercise date, which is the date such shares were purchased (a "disqualifying disposition"), the participant will be treated for federal income tax purposes as having received ordinary income at the time of such disqualifying disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to the participant over the price which the participant paid for the shares. A participant who disposes of any shares received pursuant to the Stock Purchase Plan at any time after the expiration of the 2-year and 1-year holding periods described above, will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which the participant paid for the shares, or (2) fifteen percent (15%) of the fair market value of the shares on the first day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

         The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by an optionee in the event of a disqualifying disposition with respect to shares acquired upon exercise of an option. Otherwise, the Company will not be entitled to a tax deduction with respect to the optionee's disposition of the purchased shares.

         The foregoing summary of the federal income tax consequences of Stock Purchase Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

New Plan Benefits

         No transactions will be made under the Stock Purchase Plan unless and until the Stock Purchase Plan is approved by the shareholders at the Annual Meeting. The number of purchases, if any, to be made after approval of the Stock Purchase Plan to specific employees or groups thereof, cannot currently be determined.

Vote Required

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented at the Annual Meeting is required to approve the adoption of the Stock Purchase Plan. If such approval is obtained, the Stock Purchase Plan will become effective upon the date of the Annual Meeting. Should such shareholder approval not be obtained, then the Stock Purchase Plan will not become effective.

         The Board of Directors recommends a vote "for" approval of the proposed adoption of the Stock Purchase Plan. An abstention will have the same effect as a vote against the proposal.

                                 PROPOSAL NO. 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         On December 20, 1999, the Board approved the selection of McGladrey Pullen LLP as the Company's independent auditors for the year ending September 30, 1999. Representatives of McGladrey Pullen LLP will not be present at the Meeting.

         Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification at the Meeting, in order to ascertain the views of the shareholders regarding such selection. An affirmative vote of the majority of votes cast at the Meeting is necessary to ratify the selection of McGladrey Pullen LLP. Whether the proposal is approved or defeated, the Board may reconsider its selection.

         The Board recommends that Shareholders vote "for" Proposal No. 3.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 1999 and 1998, Mr. Lien and BHL Capital Corporation ("BHL Capital"), a company controlled by Mr. Lien, loaned money to the Company under various promissory notes. The amounts loaned varied by month to month and carried an interest rate ranging from prime rate plus 2% to 18% per annum. The Company incurred interest expense and financing costs, including interest that was capitalized, relating to these notes payable of $1,087,221 and $394,278, for Fiscal 1999 and Fiscal 1998, respectively.

         In November 1999, the Company and BHL Capital signed a promissory note for advances up to $1,000,000 (the "BHL Line of Credit") which will provide the Company with a line of credit to meet its working capital needs. The BHL Line of Credit is due one year and one day after demand, with interest due on demand at the rate of 18% per annum. The Company has not drawn on the BHL Line of Credit. This line of credit is in addition to the Promissory Note signed in November 1998 between the Company and BHL Capital for advances up to $5,000,000 (the "Promissory Note"). The Promissory Note superceded and replaced the borrowings from Mr. Lien and BHL Capital for $1,440,000, the Project Line of Credit and the Working Capital Line of Credit. The Promissory Note is due on demand with interest paid monthly at the rate of 18% per annum. BHL Capital has waived its right to demand payment of the Promissory Note until after January 1, 2001. As a result of this waiver, all borrowings as of September 30, 1999 that were subsequently superceded and replaced with the Promissory Note were reclassified as long-term.

         In March 1998, the Company borrowed an additional $500,000 from Mr. Lien to repay a bank term note that was due in June 1998 and for working capital. This loan is evidenced by a promissory note which is due in March 1999 and bears interest at 12% per annum. The note requires monthly payments of $8,500. In connection with this loan, the Company was required to pledge all of the assets of Golden Gates Casino to a third party lender of Mr.
Lien's.  This loan was paid off by the Term Loan in May 1999.

         In April 1998, BHL Capital agreed to provide the Company with a line of credit in the amount of $3,000,000 (the "Project Line of Credit"), which may be used to fund the Company's capital contribution (the "Capital Contribution") to Bayfront Ventures. Advances under the Project Line of Credit will bear interest at a rate of 18% per annum, which interest shall accrue until the earlier of the date the Option (defined below) is exercised or the Option Expiration Date (the "Payment Start Date"), and principal and interest shall be payable over three years beginning on the Payment Start Date. As of June 30, 1998, the Company had borrowed $835,000 under the Project Line of Credit.

         In April 1998, Mr. Lien signed a commitment letter whereby he agreed to provide additional working capital to the Company in an amount not to exceed $500,000 (the "Working Capital Line of Credit"), the terms of which will be negotiated in the event advances are made under the Working Capital Line of Credit.

         As consideration for the Project Line of Credit and the Working Capital Line of Credit, as well as the personal guarantees of Mr. Lien under the Line of Credit (defined below), on April 20, 1998, the Company entered into an option agreement (the "Option Agreement") with Mr. Lien, under which the Company granted Mr. Lien an option (the "Option") to purchase all or a portion of the Company's interest in Bayfront Ventures, a joint venture formed for the purpose of constructing, owning, operating and managing an offshore gaming vessel from dockage at Bayfront Park in Miami, Florida. The Option may be exercised by Mr. Lien at any time on or prior to April 20, 1999. The Option was cancelled by the parties in November 1998.

         Mr. Lien and Mrs. Lien have pledged assets and/or personally guaranteed loans in order for the Company to obtain financing which otherwise may not have been available to the Company, as follows:

                  (a) Personal guarantee of a $8,400,000 note payable to a bank, date October 23, 1998. The balance on the note at September 30, 1999 was $7,938,835.

                  (b) Personal guarantee of a $100,000 conditional line of credit to a bank, dated May 1997. The conditional line of credit expired in May 1998.

                  (c) Personal guarantee of a $950,000 letter of credit dated September 16, 1999 relating to the Use Agreement.

                  (d) Personal guarantee of a $925,000 letter of credit dated September 28, 1998 relating to the Use Agreement. This letter of credit expired September 30, 1999.

                  (e) Personal guarantee of the Construction Line of Credit. The balance on the Construction Line of Credit as of September 30, 1998 was $4,616,336 and was subsequently paid in full on October 22, 1998.

         In consideration for the previous pledges and guarantees, on January 26, 1994 the Company issued a warrant to Mr. Lien for 2,000,000 shares of Common Stock at an exercise price of $1.00 per share. This warrant expires in January 2004. In addition, the Company entered into an indemnification agreement with Mr. Lien whereby the Company agreed to indemnify Mr. Lien from all losses, claims, damages and expenses relating to any guarantees and/or pledges of collateral made by Mr. Lien on behalf of the Company.

         The Company leases approximately 4,500 square feet of office space located in Rapid City, South Dakota from BHL Capital pursuant to a month-to-month lease. The monthly lease payment, including real estate taxes and utilities, is $2,597.

         The Company also leases an airplane, on an "as needed" basis, from BHL Capital. The Company incurred lease payments of $2,146 and $26,678 during Fiscal 1998 and Fiscal 1997, respectively. The Company did not lease the airplane during Fiscal 1999.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth certain information regarding beneficial ownership of outstanding Shares as of the Record Date, by (i) each person who is known by the Company to own beneficially 5% or more of the outstanding Shares;
(ii) the Company's directors; (iii) the CEO; and (iv) all directors and executive officers as a group.

                                                              Shares
                                                           Beneficially            Percent of
                       Name                                  Owned(1)                 Class
                       ----                                  --------                 -----
Brustuen "Bruce" H. Lien......................           18,387,500(2)(4)             69.4%
3290 Lien Street
Rapid City, SD  57702


Deanna B. Lien(2).............................           18,387,500(3)(4)             69.4%
3290 Lien Street
Rapid City, SD  57702


University of Wyoming Foundation..............               1,900,000                7.1%
P. O. Box 3963
Laramie, WY 82071


Jerry L. Baum.................................              600,000(5)                2.2%
3290 Lien Street
Rapid City, SD  57702

All executive officers and directors as a
group (5 persons).............................           19,229,100(4)(6)             72.2%
---------------

(1) Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such securities, or if the person has the right to acquire the beneficial ownership within sixty days, unless otherwise indicated.
(2) This number includes the Shares beneficially owned, or which may be deemed to be beneficially owned, by Brustuen "Bruce" H. Lien. For purposes of this table, the same Shares may be deemed to be beneficially owned by Mr. Lien's wife, Deanna B. Lien.
(3) For purposes of this table, Deanna B. Lien is deemed to be the beneficial owner of the Shares that may be deemed to be beneficially owned by her husband, Brustuen "Bruce" H. Lien.
(4) This number includes 2,000,000 Shares that may be acquired pursuant to a currently exercisable warrant.
(5) This number represents 456,104 Shares that may be acquired pursuant to currently exercisable stock options.
(6) This number includes 843,612 Shares that may be acquired pursuant to currently exercisable stock options.

                             SOLICITATION OF PROXIES

         This solicitation is being made by mail on behalf of the Board, but may also be made without remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of the enclosed form of Proxy,

Notice of Annual Meeting and this Proxy Statement will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                                 ANNUAL REPORTS

         The Company's Annual Reports on Form 10-KSB for the years ended September 30, 1998 and September 30, 1999, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission are being mailed to shareholders along with this Proxy Statement.

                                  OTHER MATTERS

         The Company is not aware of any business to be presented for consideration at the Meeting, other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any Shareholder who intends to submit a proposal at the 2000 Annual Meeting of Shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than September 13, 2001. Such proposal should be sent to the Corporate Secretary of the Company at 3290 Lien Street, Rapid City, South Dakota 57702.

         Any Shareholder proposal submitted with respect to the Company's 2000 Annual Meeting of Shareholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, will be considered untimely filed for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after November 27, 2001.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

         It is important that proxies be returned promptly. Therefore, shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed postage-paid, self-addressed envelope provided for that purpose. Shareholders who attend the Meeting may revoke a prior proxy and vote their proxy in person as set forth in this Proxy Statement.

                                        By Order of the Board of Directors


                                        /s/  George J. Nelson
                                        ---------------------
                                        George J. Nelson
                                        Secretary

Rapid City, South Dakota
January 18, 2000

                                  ATTACHMENT 1
                                  ------------
                           CONCORDE GAMING CORPORATION

                        2000 EMPLOYEE STOCK PURCHASE PLAN
                        ---------------------------------


                  The following constitute the provisions of the 2000 Employee Stock Purchase Plan of Concorde Gaming Corporation.

                  1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                  2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

          (b) "Applicable Laws" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Change in Control" means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

          (e) "Code" means the Internal Revenue Code of 1986, as amended.

          (f) "Common Stock" means the common stock of the Company.

          (g)  "Company"   means  Concorde   Gaming   Corporation,   a  Colorado
          corporation.

          (h) "Compensation" means an Employee's base salary from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

          (i) "Corporate Transaction" means any of the following transactions:

                           (1) a merger or consolidation in which the Company is
                  not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (2) the sale, transfer or other disposition of all or
                  substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company;

                           (3) any  reverse  merger in which the  Company is the
                  surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                           (4)  acquisition  by any person or  related  group of
                  persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction

          (j)  "Designated   Parents  or  Subsidiaries"  means  the  Parents  or
          Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

          (k) "Effective Date" means the date the stockholders approve the Plan. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

          (l) "Employee" means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety
          (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

          (m) "Enrollment Date" means the first day of each Offer Period.

          (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (o) "Exercise Date" means the last day of each Purchase Period.

          (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (1) Where there exists a public market for the Common
                  Stock, the Fair Market Value shall be (A) the closing price for a share of Common Stock for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share of Common Stock on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (2) In the  absence of an  established  market of the
                  type described in (1), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith.

          (q) "Offer  Period"  means an Offer  Period  established  pursuant  to
          Section 4 hereof.

          (r) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (s) "Participant" means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

          (t) "Plan" means this Employee Stock Purchase Plan.

          (u) "Purchase Period" means a period of approximately six months, commencing on January 1 and July 1 of each year and terminating on the next following June 30 or December 31, respectively; provided, however, that the first Purchase Period shall commence on the date established by the Administrator in its discretion and shall end on June 30, 2000.

          (v) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (w) "Reserves" means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (x) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  3.       Eligibility.

          (a) General. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

          (b) Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

          (c) Other Limits on Eligibility. Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who have been employed for fewer than 10 days; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

                  4.       Offer Periods.

          (a) The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping Offer Periods of twenty-four (24) months' duration commencing each January 1 and July 1 following the Effective Date (except that the initial Offer Period shall commence on the date established by the Administrator in its discretion and shall end on June 2002).

          (b) A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

          (c) An Employee may participate in only one Offer Period at a time. Accordingly, except as provided in Section 4(d), an Employee who wishes to join a new Offer Period must withdraw from the current Offer Period in which the Employee is participating and must also enroll in the new Offer Period prior to the Enrollment Date for that Offer Period.

          (d) If on the first day of any Purchase Period in an Offer Period in which a Participant is participating, the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the Enrollment Date of the Offer Period (after taking into account any adjustment during the Offer Period pursuant to Section 18(a)), the Offer Period shall be terminated automatically and the Participant shall be enrolled automatically in the new Offer Period which has its first Purchase Period commencing on that date, provided the Participant is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

          (e) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

                  5.       Participation.

          (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the designated payroll office of the Company at least ten (10) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period.

          (b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

                  6.       Payroll Deductions.

          (a) At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding ten percent (10%) of the Compensation which the Participant receives during the Offer Period.

          (b) All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

          (c) A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing ten (10) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in
          Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

                  7. Grant of Option. On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) Ten Thousand (10,000) shares of the Common Stock, subject to adjustment as provided in Section 18 hereof; provided (i) that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof, and (ii) the maximum number of shares of Common Stock a Participant shall be permitted to purchase in any Purchase Period shall be Two Thousand Five Hundred (2,500) shares, subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to
Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.

                  8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 10, below, the Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant's account to purchase the number of full shares subject to the option by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant's account following the purchase of shares on the Exercise Date due to the application of
Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

                  9. Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option.

                  10.      Withdrawal; Termination of Employment.

          (a) A Participant may either (i) withdraw all but not less than all the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant's option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. If the Participant elects withdrawal alternative (i) described above, all of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant's option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant's payroll deductions credited to the Participant's account will be applied to the exercise of the Participant's option on the next Exercise Date, and after such Exercise Date, such Participant's option for the Offer Period will be automatically terminated. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

          (b) Upon termination of a Participant's employment relationship (as described in Section 2(k)) at a time more than three (3) months from the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under
          Section  14,  and  such  Participant's  option  will be
          automatically terminated. Upon termination of a Participant's employment relationship (as described in Section 2(k)) within three
          (3) months of the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date, unless the Participant (or in the case of the Participant's death, the person or persons entitled to the Participant's account balance under Section 14) withdraws from the Plan by submitting a change of status notice in accordance with subsection (a) of this Section 10. In such a case, no further payroll deductions will be credited to the Participant's account following the Participant's termination of employment and the Participant's option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

                  11.  Interest.   No  interest  shall  accrue  on  the  payroll
deductions credited to a Participant's account under the Plan.

                  12.      Stock.

          (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 equal to the lesser of (i) 1,000,000 shares, (ii) two percent (2%) of the outstanding shares on such date, or (iii) a lesser number of shares determined by the Administrator. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Administrator shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

          (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

                  13. Administration. The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

                  14.      Designation of Beneficiary.

          (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined under in accordance with Section 27.

                  15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

                  16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

                  17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

                  18. Adjustments Upon Changes in Capitalization; Corporate Transactions.

          (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

          (b) Corporate Transactions. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate
          Transaction, the Administrator shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section
          10. For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

                  19.      Amendment or Termination.

          (a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that an Offer Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offer Period is in the best interests of the Company and its stockholders. Except as provided in Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer

          Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan.

                  20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

                  21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

                  22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

                  23. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

                  24. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

                  25. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or

Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

                  26. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

                  27. Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of Colorado without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties, except to the extent the internal laws of the State of Colorado are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

                                    Exhibit A

          Concorde Gaming Corporation 2000 Employee Stock Purchase Plan
                             SUBSCRIPTION AGREEMENT

                  Effective with the Offer Period beginning on:
        [  ] April 1, 2000    [  ]  July 1, 2000 or  [  ]  January 1, 2001


1.       Personal Information (modify data requested as appropriate)

Legal Name (Please Print) _________________________ _____________ _____________
                          (Last)    (First)   (MI)_       Location   Department

Street Address_______________________________ _________________________________
                                                     Daytime Telephone

City, State/Country, Zip_________________________________ _____________________
                                                               E-Mail Address

Social Security No. _____-_____-______ Employee I.D. No. _______ ______________
                                                         Manager  Mgr. Location

2. Eligibility Any Employee whose customary employment is more than 20 hours per week and more than 5 months per calendar year, who has been an Employee for more than 10 days and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the Concorde Gaming Corporation 2000 Employee Stock Purchase Plan (the "ESPP"); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.
3. Definitions Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.
4. Subscription I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.
5. Payroll Deduction Authorization I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed 10% of Compensation nor $21,250 per calendar year):
     -----------------------------------------------------------------------
      Percentage to be Deducted (circle one) 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%
     -----------------------------------------------------------------------
6. ESPP Accounts and Purchase Price I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.
7. Withdrawal and Changes in Payroll Deduction I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the ESPP, but if I do not withdraw from the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on (one) occasion(s) during any Purchase Period by completing and timely filing a Change of Status Notice. Any increase or decrease will be effective for the full payroll period occurring after ten (10) business days from the Company's receipt of the Change of Status Notice.
8. Perpetual Subscription I understand that this Subscription Agreement shall remain in effect for successive Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.
9. Taxes I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within thirty (30) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during which the shares were purchased) or within one (1) year of the Exercise Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.

10. Designation of Beneficiary In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP: [ ] I am single [ ] I am married

     Beneficiary (please print)________________________________________________
                                       (Last)   (First)          (MI)
Relationship to Beneficiary (if any)

     Street Address _______________________________________  __________________

     City, State/Country, Zip _________________________________________________

11. Termination of ESPP I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date (after purchase of shares on such date) within each outstanding Offer Period.

     Date: ___________  Employee Signature:__________________________________

                        _____________________________________________________
                        spouse's signature (if beneficiary is other than spouse)

                                    Exhibit B

          Concorde Gaming Corporation 2000 Employee Stock Purchase Plan
                             CHANGE OF STATUS NOTICE

--------------------------------------------------------------
  Participant Name (Please Print)

--------------------------------------------------------------
  Social Security Number

================================================================================
   [  ] Withdrawal From ESPP

         I hereby withdraw from the Concorde Gaming Corporation 2000 Employee Stock Purchase Plan (the "ESPP") and agree that my option under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be refunded to me. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement. My entire account balance will be refunded to me and no Common Stock will be purchased on the next Exercise Date provided this notice is submitted to the Company ten (10) business days prior to the next Exercise Date.

================================================================================
   [  ] Change in Payroll Deduction

         I hereby elect to change my rate of payroll deduction under the ESPP as follows (select one):

--------------------------------------------------------------------------------

Percentage to be Deducted (circle one) 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%
--------------------------------------------------------------------------------


         An increase or decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than ten (10) business days following the Company's receipt of this notice, unless this change is processed more quickly.

================================================================================

================================================================================

   [  ] Change of Beneficiary     [  ] I am single      [  ] I am married

         This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

     Beneficiary (please print) ________________________________________________
                                    (Last)         (First)            (MI)

     Relationship to Beneficiary (if any) _____________________________________

     Street Address ____________________________________________________________

     City, State/Country, Zip __________________________________________________






     Date: ___________  Employee Signature:____________________________________

                        _______________________________________________________
                        spouse's signature (if beneficiary is other than spouse)

PROXY                      CONCORDE GAMING CORPORATION                     PROXY
           This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints George J. Nelson and Robert Drew, and each of them, as proxies for the undersigned, each with full power of appointment and substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the $0.01 par value common stock of Concorde Gaming Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on February 8, 2000, at the Radisson Hotel, 445 Mt. Rushmore Road, Rapid City, South Dakota at 10:00 a.m. local time, or at any and all postponements, continuations or adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees to the Board of Directors of the Company and FOR each of the other items set forth on the Proxy.

1.   Proposal to elect the following nominees to the Board of Directors:
            Jerry L. Baum               |_|  FOR  |_|  WITHHOLD  AUTHORITY
            Brustuen "Bruce" H. Lien    |_|  FOR  |_|  WITHHOLD  AUTHORITY
            Deanna B. Lien              |_|  FOR  |_|  WITHHOLD  AUTHORITY

2. Proposal to approve the Company's 2000 Employee Stock Purchase Plan in substantially the form attached to the Proxy Statement as Attachment 1

                         FOR |_| AGAINST |_| ABSTAIN |_|

3. Proposal for ratification of selection of McGladrey Pullen LLP as the Company's independent auditors for the fiscal year ending September 30, 1999.
                         FOR |_| AGAINST |_| ABSTAIN |_|

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or at any and all postponements, continuations or adjournments thereof.

       The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated January 18, 2000 and the Proxy Statement furnished therewith.
       Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate.


                                             Dated _______________________, 2000



                                             ___________________________________
                                             Authorized Signature

                                             ___________________________________
                                             Title

                                             ___________________________________
                                             Authorized Signature

                                             ___________________________________
                                             Title

Please mark boxes /X/ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.